SECURITIES ACT FILE NO. 333-_____
INVESTMENT COMPANY ACT FILE NO. 811-21984

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
PRE-EFFECTIVE AMENDMENT NO.     |_|
POST-EFFECTIVE AMENDMENT NO.   |_|

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|
AMENDMENT NO.    |_|
_________________

CENTRAL PARK GROUP MULTI-EVENT FUND
(Exact Name of Registrant as Specified in its Charter)

12 East 49th Street
New York, New York 10017
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 317-9200

MITCHELL A. TANZMAN
c/o Central Park Advisers, LLC
12 East 49th Street
New York, New York 10017
(Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq.
Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

_________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    |X|

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

          |_|      This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          |_|      This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is — ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE

Shares of Beneficial Interests	$150,000,000	$16,050

          The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY SETATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated November 29, 2006

PROSPECTUS
CENTRAL PARK GROUP MULTI-EVENT FUND
Shares of Beneficial Interest
($12 per Share)

          Investment Objective. Central Park Group Multi-Event Fund (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk by pursuing a variety of investment strategies. No assurance can be given that the Fund will achieve its investment objective and the Fund's investment practices involve substantial risk.

(continued on following page)

          Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk. See "Risk Factors" beginning on page 10.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Total
                                                               ------------
Offering Amount........................................        $150,000,000
Sales Load (1).........................................         $ 3,000,000
Proceeds to the Fund...................................        $147,000,000

_________________

(1)             Generally, the minimum initial investment in the Fund is $100,000, which minimum is subject to waiver. Investments may be subject to a sales load of up to 2%. See "Plan of Distribution."

          [__________] (the "Distributor") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers. The Fund will sell Shares only to Qualified Investors (as defined herein). A shareholder's purchase amount will be deposited into an escrow account set up at [_________] for the benefit of shareholders. See "Plan of Distribution."

_________________

_________________

____________, 2006

          Investment Portfolio. The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk, by pursuing a variety of investment strategies. These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed debt investing and special situation strategies), relative value strategies and capital structure arbitrage strategies. The Fund may also trade and invest in fundamentally undervalued securities by employing long-biased strategies. At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed. Additionally, the Adviser (defined herein) may add other investment strategies at its discretion. No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful. See "Risk Factors" and "Investment Objective and Principal Strategies."

          The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Nedim (Ned) Sadaka, the Fund's portfolio manager, having aggregate net assets as of October 31, 2006 of approximately $920 million. See "Performance Information" and Appendix B to this prospectus.

          Investment Adviser. The Fund's investment adviser is Central Park Para Management, L.L.C. (the "Adviser"), a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Para Advisors LLC ("Para Advisors").

          Restrictions on Transfer. With limited exceptions, liquidity is provided through limited repurchase offers at times determined by the Board. See "Redemptions, Repurchases of Shares and Transfers."

          Repurchase of Shares. To provide liquidity to shareholders, the Fund from time to time may offer to repurchase its outstanding Shares pursuant to written tenders by shareholders. These repurchases are made at such times and on such terms as may be determined by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders in June 2008 and, thereafter, twice each year, in June and December. The Fund's Declaration of Trust (the "Trust Agreement") provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the Trust Agreement, to tender all its Shares for repurchase by the Fund have not been repurchased within a period of two years of such request. See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

          Asset-Based Fee and Incentive Fee. The Fund will pay the Manager a monthly fee (the "Asset-Based Fee") at an annual rate of 2.00% of the Fund's average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal period), and the net change in unrealized appreciation or depreciation of investment positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

          The Incentive Fee presents risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund are higher than those paid by most other registered investment companies, but not private funds (so-called "hedge funds") engaging in similar strategies. See "Management of the Fund—Incentive Fee."

          Shareholder Qualifications. Shares are offered only to shareholders who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Qualified Investors"). Generally, the stated minimum initial investment is shares with an initial value of at least $100,000, which minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee). See "Shareholder Qualifications."

_________________

          This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated _________, 2006, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling collect (212) 317-9200. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 35 of this prospectus. In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling collect (212) 317-9200. The Fund does not have a web site on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective shareholders and is not intended to be an active link.

          You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

PRIVACY NOTICE

          This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current shareholders. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

          •      Shareholder applications and other forms, which may include your name(s), address, social security number or tax identification number;

          •      Written and electronic correspondence, including telephone and electronic mail contacts; and

          •      Transaction history, including information about Fund transactions.

          The Fund limits access to Personal Information to those of its employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

          The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining shareholder accounts on behalf of the Fund, or if it is necessary to enable the Fund to facilitate the acceptance and management of your investment or otherwise provide services in connection with your investment in the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

Page

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
RISK FACTORS
USE OF PROCEEDS
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
PERFORMANCE INFORMATION
MANAGEMENT OF THE FUND
SHAREHOLDER QUALIFICATIONS
REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS
CALCULATION OF NET ASSET VALUE
DESCRIPTION OF SHARES
TAXES
PLAN OF DISTRIBUTION
DISTRIBUTION POLICY; DIVIDEND REINVESTMENT PLAN
GENERAL INFORMATION
TABLE OF CONTENTS OF THE SAI

APPENDIX A--INVESTOR CERTIFICATION

APPENDIX B--COMPOSITE PERFORMANCE INFORMATION	1 9 10 18 18 24 24 27 28 30 31 32 32 34 35 35 A-1 B-1

PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	Central Park Group Multi-Event Fund (the "Fund") is a newly formed Delaware statutory trust organized as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment adviser will be Central Park Para Management, L.L.C. (the "Adviser"). See "General Information."

The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

Investment Objective and Principal Strategies	The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk, by pursuing a variety of investment strategies. These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed debt investing and special situation strategies), relative value strategies and capital structure arbitrage strategies. The Fund may also trade and invest in fundamentally undervalued securities, obligations and other financial instruments ("securities") by employing long-biased strategies. At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed. Additionally, the Adviser may add other investment strategies at its discretion. There can be no assurances that any or all investment strategies, or the Fund's investment program, will be successful. The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Nedim (Ned) Sadaka, the Fund's portfolio manager, having aggregate net assets as of October 31, 2006 of approximately $920 million.

STRATEGIES:

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition. The Fund expects that it will employ principally merger arbitrage, distressed investing and special situation strategies.

Merger arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Distressed debt investing is investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, or have filed for bankruptcy or appear likely to do so in the near future.

Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.

Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another. The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or pairs of issuers.

Long-biased strategies seek to identify securities that the Adviser believes are undervalued by the marketplace and generally involve buying a security expecting its price to increase. The Fund may utilize a variety of techniques to identify securities the Adviser believes are trading at prices below their fundamental value.

The Adviser	The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Para Advisors LLC ("Para Advisors"). Each of the Adviser, Central Park Advisers and Para Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser employs as its portfolio manager (the "Portfolio Manager") Mr. Nedim (Ned) Sadaka of Para Advisors to be primarily responsible for the day-to-day management of the Fund's investment portfolio, under the oversight of Central Park Advisers' personnel.

The Fund will enter into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board. The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Central Park Advisers is a newly organized investment adviser registered under the Advisers Act. Para Advisors commenced investment activities as a registered investment adviser in January 2006, and is the successor to Para Advisors, Inc. ("Para Inc."). Para Advisors provides investment advisory services to pooled investment vehicles (e.g., hedge funds), separate accounts and investment partnerships. Para Advisors, together with its predecessor, Para Inc., and their affiliates, have collectively provided investment advisory services to investment partnerships and other client accounts, including collective investment vehicles, using event-driven strategies since 1991, and, as of October 31, 2006, had approximately $925 million of assets under management.

The Fund has no operating history. Appendix B attached to this prospectus contains investment performance information for other accounts managed by Para Advisors pursuant to an investment program substantially similar to that of the Fund. The Fund's performance may vary from that shown in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS. See "Performance Information."

Asset-Based Fee	The Manager provides certain management and administrative services to the Fund, including, among other things, office space and other support services to the Fund. In consideration for such services, the Fund will pay the Manager a monthly fee (the "Asset-Based Fee") at the annual rate of 2.00% of the Fund's average monthly net assets. The Asset-Based Fee is paid to the Manager out of the Fund's assets. A portion of the Asset-Based Fee is paid by the Manager to Para Advisors for, among other things, certain sub-management and sub-administrative services.

Incentive Fee	The Fund will pay the Adviser, generally at the end of the fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a tender offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been paid. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Borrowing	The Fund is authorized to borrow money for investment purposes and to meet requests for tenders. The Fund will not borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors—Leverage; Borrowing" and "Investment Objective and Principal Strategies—Borrowing; Using Leverage."

Special Investment Techniques	The Fund is authorized to employ various hedging techniques, such as by engaging in various types of options transactions and in hedging and arbitrage in options on securities. These techniques may be employed in an attempt to reduce the risk of highly speculative investments in securities. The Fund has no obligation to enter into any hedging transactions, and there can be no assurance that any hedging techniques, if engaged, will be used successfully.

Shareholder Qualifications	Shares will be sold only to shareholders who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement"). A form of shareholder certification that you will be asked to sign is attached to this prospectus as Appendix A.) If your shareholder certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted. If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void. See "Shareholder Qualifications."

Shareholder Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering	The Fund is offering up to 12,500,000 shares of beneficial interest (the "Shares") at an initial price of $12 per Share through [________] (the "Distributor"), the Fund's distributor, and other brokers or dealers. See "Plan of Distribution." The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Shares. The Manager or its affiliates may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Shares. Additionally, the Manager or its affiliates intend to pay from their own resources, a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed Shares. The amount of such servicing fee will not exceed an annual rate of 0.25% of the amount of client assets being serviced.

Generally, the stated minimum investment is Shares with a value of at least $100,000. The investment minimum may be waived or reduced for certain investors, but not below $25,000 (inclusive of placement fee). The Fund expects to deliver the Shares to shareholders on or about [________], 2007, or such earlier or later date as the Fund may determine, and may continue to sell Shares after this date (each date on which Shares are delivered is called a "Closing Date"). Prior to the receipt of the shareholder certification, shareholder funds will be held in escrow. See "Plan of Distribution."

Distribution Policy	The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually.

Under the Fund's automatic reinvestment plan, dividends and/or capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to participate). Shareholders may elect initially not to participate in the reinvestment plan by indicating that choice on the Investor Certification attached to this prospectus as Appendix A. Thereafter, shareholders are free to change their election at any time by contacting [_________], the Fund's Administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund). Shares will be issued under the plan at their net asset value on the ex-dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit an automatic reinvestment plan at any time.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund, such as the Fund, do not have the right to redeem their Shares on a daily basis.

The Fund is not expected to be listed on a national stock exchange. In addition, with limited exceptions, Shares are not transferable. As a result, liquidity will be provided to investors principally through limited repurchase offers at times determined by the Board. An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See "Risk Factors--Limited Liquidity."

Repurchase of Shares	You will not have the right to require the Fund to redeem your Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases are made at such times and on such terms as may be determined by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders in June 2008 and, thereafter, twice each year, in June and December. In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. See "Redemptions, Repurchases of Shares and Transfers--No Right of Redemption or Transfer" and "--Repurchases of Shares."

The Trust Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the Trust Agreement, to tender all its Shares for repurchase by the Fund have not been repurchased within a period of two years of such request.

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

•	loss of capital

•	the Fund has no operating history

•	the Adviser is newly organized

•	the Fund may invest in securities of non-U.S. issuers

•	the Fund may invest in securities that are illiquid and volatile

•	the Shares will be illiquid securities and will not be listed

•	the Fund may sell securities short

•	the Fund may use derivatives for hedging and non-hedging purposes

•	the Fund may hedge against foreign currency risks

•	the Fund may borrow (or leverage) for investment purposes

•	the Adviser may have conflicts of interests

•	the Fund may invest in distressed obligations and other high risk investments, including junk bonds

•	the Fund may engage in risk arbitrage transactions

•	the Fund may invest in securities of bankrupt issuers, or issuers with poor operating results or substantial capital needs

•	the Fund will bear an incentive fee.

No assurance can be given that the Fund's investment program will be successful. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund has no obligation to enter into any hedging transactions, and there can be no assurances that any hedging techniques, if employed, will be used successfully. An investment in the Fund should be viewed only as part of an overall investment program. See "Risk Factors."

SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
     Maximum sales load(1) (percentage of purchase amount)....................  2.00%
     Maximum redemption fee...................................................  None

Annual Expenses (as a percentage of net assets attributable to Shares)
     Asset-Based Fee(2)........................................................ 2.00%
     Other expenses............................................................     %

     Total annual expenses
     (other than incentive fee and interest expense)........................... ___%

_________________

(1)	Investments may be subject to a waivable sales load of up to 2%. See "Plan of Distribution."

(2)

In addition to the Asset-Based Fee, the Fund will pay the Adviser, generally at the end of the fiscal year and at certain other times, an Incentive Fee equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that my have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund. The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fee previously paid by the Fund. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

          The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund. The "Other Expenses" shown above are estimated based on net assets of the Fund of $100 million, and include expenses of approximately $[_____] incurred in connection with the initial organization of the Fund. The Fund will also pay organizational and offering expenses estimated to be $[_____], which will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                                                Example
                                                                                -------
                                                            1 Year       3 Years       5 Years       10 Years
                                                            ------       -------       -------       --------
You would pay the following expenses, including the
Incentive Fee (see footnote 2 above), on a $1,000
investment, assuming a 5% annual return:*                   $ ___         $ ___         $ ___         $ ___
--------
*    Without the sales load, the expenses would be:         $ ___         $ ___         $ ___         $ ___

          The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's organizational and offering costs are not reflected in the example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Fee.

RISK FACTORS

          All investments in equity and other securities involve the risk of the loss of capital. No assurance can be made that the Fund will achieve its investment objective, or that shareholders will realize any profits from an investment in the Fund. Shareholders will risk the loss of their entire investment. Because an investment in the Fund involves significant risks, prospective investors should carefully consider the risks involved before investing. Such risks include, but are not limited to, those discussed below.

Stock Prices Fluctuate

          Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Limited Liquidity

          The Fund is a closed-end investment company designed primarily for long-term shareholders. Shares will not be traded on any securities exchange or other market, and any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to be illiquid. The Fund is not expected to be listed on a national stock exchange. As a result, liquidity will be provided to investors principally through limited repurchase offers at times determined by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders in June 2008 and, thereafter, twice each year, in June and December. The Trust Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the Trust Agreement, to tender all its Shares for repurchase by the Fund have not been repurchased within a period of two years of such request.

          The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Therefore, it may force the Fund to sell assets it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Restricted Liquidity in the Event of Certain Investments

          Although the Fund invests primarily in publicly-traded securities, obligations and other financial instruments ("securities"), certain of the Fund's investments may be, or may become, thinly traded or illiquid. In such cases, the ability of the Fund to reduce its investments to cash and to repurchase Shares may be restricted. See "Investment Objective and Principal Strategies."

Distressed Obligations and Other High Risk Investments

          The Fund is authorized to invest in securities or other obligations of issuers that are highly leveraged or in financial difficulty, sometimes referred to as "distressed obligations." The Fund's investments in distressed obligations, if any, will involve substantial risks. Any one or all of the companies in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund's original investment. Under these circumstances, the returns generated from the Fund's investments in distressed obligations may not compensate shareholders adequately for the risks assumed.

          Any investments by the Fund in bonds with a credit rating of BB or lower ("Junk Bonds") would be considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of Junk Bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

          Issuers of distressed or below-investment grade securities may become the subject of bankruptcy proceedings. Bankruptcy or other insolvency proceedings, whether in the United States or elsewhere, are highly complex and may result in unpredictable outcomes. The bankruptcy courts have extensive power and, under certain circumstances, may alter contractual obligations of a bankrupt company. The stockholders, creditors and other interested parties are all entitled to participate in the restructuring proceedings to attempt to influence the outcome for their own benefit. There can be no assurance that the Fund will succeed in obtaining the most favorable results in such proceedings or that the Fund will make a profit or even recover its original investment, although the Fund may incur significant legal fees and other expenses in attempting to do so. The Fund's investments in companies involved in bankruptcy or insolvency proceedings or engaged in restructurings may carry the additional risks of being voided or subordinated on the grounds that the obligations incurred by such companies in return for the related investments constitute a fraudulent transfer or voidable preference or are subject to equitable subordination.

          In addition, the Fund may hold securities or other obligations of issuers in which the Manager or Para Advisors or their respective affiliates or advisory clients hold interests (i.e., loans or debt securities) that, in a bankruptcy or restructuring, could potentially be adverse to the interests of the Fund. See "—Conflicts of Interest."

          The Fund may acquire privately held loans from banks, insurance companies, financial institutions, other lenders and other market participants, as well as claims held by trade or other creditors. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Fund and a reduction in the value of the investments experiencing non-payment. Although these investments generally will be secured by specific collateral, no assurance can be given that the liquidation of this collateral would satisfy the company's obligation in the event of default or that the collateral could be readily liquidated. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

          Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to the cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

          The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

          Shareholders should also consider the risks described under "—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," below.

Foreign Currency Translation Risks

          All calculations with respect to the Fund, including determinations of net profits and losses, are denominated in U.S. dollars. Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions. To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of certain exchange controls. The Fund has no obligation to enter into any currency hedging transactions, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Long-Biased Strategies May Involve Risk of Loss

          Since long-biased strategies generally involve identifying securities that the Adviser believes are undervalued by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods.

Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies

          The Fund may invest in securities of issuers experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or involved in bankruptcy or reorganization proceedings. Investments of this type involve substantial financial business risks that can result in substantial or even total losses. It may be difficult to obtain information as to the condition of such issuers. The market prices of the securities of such issuers also are subject to above average price volatility; the spread between bid and ask prices of such securities may be greater than normally expected and such securities may be thinly traded. It may take a number of years for the market price of such securities to reflect their intrinsic value. In addition, the Fund's position in such securities may be substantial in relation to the market for the securities. Issuers of such securities may become the subject of bankruptcy proceedings.

Merger Arbitrage Transactions

          The Fund may purchase securities at prices slightly below the anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, recapitalization, tender offer or similar transaction in which a merger arbitrage opportunity may exist. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of such proposed transaction. If the proposed transaction later appears likely not to be consummated, or in fact is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply and may result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash the value of which is less than the purchase price. In certain transactions, the Fund may not be "hedged" against market fluctuations or the hedge employed by the Adviser may not be sufficient to offset adverse market fluctuations. This can result in losses, even if the proposed transaction is consummated. In addition, a security to be issued in such a transaction may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the proposed transaction is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss. In theory, there is no limit to the amount of loss that can result from an uncovered or unhedged short sale.

          The Fund may also purchase securities above the offer price for a security that is the subject of a takeover bid if it is determined that the offer price is likely to be increased, either by the original bidder or by another party. However, if ultimately no transaction is consummated, it is possible that a substantial loss will result.

          The Fund may sell the securities of a target company short if it is determined that it is probable that the proposed transaction will not be consummated. If the transaction (or another transaction, such as a "defensive" merger or a "friendly" tender offer) is consummated and the price of the target company's securities increases, the Fund may be forced to cover its short position at a higher price than the short sale price, resulting in a loss. Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale.

          The consummation of mergers, exchange offers, recapitalizations, tender offers and other similar transactions in which a merger arbitrage opportunity may exist can be prevented or delayed by a variety of factors. An exchange offer or a tender offer by one company for the securities of another may be opposed by the management or shareholders of the target company on the grounds that the consideration offered is inadequate or for other reasons, and this opposition may result in regulatory action and/or litigation that delays or prevents consummation of the transaction. Even if the transaction has been agreed to by the management of the companies involved, its consummation may be prevented by intervention of a government regulatory agency, litigation brought by a shareholder, the failure to receive the necessary shareholder approvals, market conditions resulting in material changes in securities prices, and other circumstances, including, but not limited to, the failure to meet certain conditions customarily specified in acquisition agreements. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat a transaction, they may result in significant delays, during which the Fund's capital will be committed to the transaction and interest charges on any funds borrowed to finance the Fund's activities in connection with the transaction may be incurred.

          Offerors in tender or exchange offers customarily reserve the right to cancel such offers for many reasons, including an insufficient tendering from shareholders of the target company. An exchange offer or a tender offer will often be made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted pro rata. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below the Fund's cost, the Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it tendered.

          In liquidations and other forms of corporate reorganizations, there is a risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security with a value less than the Fund's purchase price of the underlying security. In a recapitalization, a corporation may restructure its balance sheet by selling off some assets, leveraging significantly on other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in cash or debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry, or (iii) adverse developments within the company itself.

          The Adviser will attempt to assess all of the foregoing risk factors, and others, in determining the nature and extent of the investments the Fund will make in specific securities. However, many risks, such as the outcome of pending or threatened litigation, cannot be quantified.

Using Derivatives for Hedging and Non-Hedging Purposes

          The Fund may, although it is under no obligation to, hedge (i.e., use various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment, the price of which should tend to move in the opposite direction) partially or wholly its investment portfolio against fluctuations in market value by investing in put and call options on securities or on groups of indices of securities, by engaging in arbitrage in options on securities, and by engaging in transactions in other financial instruments. The Fund also is authorized to use derivative instruments for non-hedging purposes in pursuit of its investment objective. There is no assurance that any of these actions will be successful, or that the Fund will employ such strategies or defensive actions at all.

          Hedging activity may, in certain circumstances, reduce the risks attendant in short-selling and in taking long positions in certain transactions, and may involve the purchase or sale of a stock option on a registered options exchange and an offsetting transaction in the underlying stock, or offsetting transactions in one or more options for stock. However, if the Fund purchases an option, it must pay the price of the option and transaction charges to the broker effecting the transaction. If the option is exercised by the Fund, the total transaction costs associated with the purchase and exercise of the option may be more than the amount of the brokerage costs that would be payable if the security were to be purchased directly. If the option expires unexercised, the Fund will lose the costs associated with the option. The Fund may engage in options arbitrage transactions, and may take options into its portfolio the underlying stock of which may be a potential target security in a merger, exchange offer or cash tender offer.

          Investing in derivative investments involves numerous risks. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage.

          As a result, the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Leverage; Borrowing

          The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

          If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

          The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

          The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's Shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

          To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Purchasing Initial Public Offerings

          The Fund may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's Shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them

Reliance on Key Personnel

          The Fund believes that its ability to identify and invest in opportunities consistent with the Fund's investment objective is dependent upon the investment management skills of Mr. Ned Sadaka, the Fund's portfolio manager. If he were to leave Para Advisors, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Fee

          The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Asset-Based Fee.

          The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. The repurchase price received by a shareholder whose Shares are repurchased in a periodic repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines. No adjustment to a repurchase price will be made after it has been paid.

          Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends or distributions). Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

          For an explanation of the Incentive Fee calculation, see the section in this prospectus entitled "Management of the Fund—Incentive Fee."

Short Selling

          Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund's portfolio

•	the Fund may not be able to close out a short portion at any particular time or at the desired price

•	the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Fund's ability to short stocks.

Investments in Foreign Securities

          The Fund may invest in the securities of foreign issuers. Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, countries other than the United States. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries.

High Portfolio Turnover Rate

          Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held. As a result, the Fund's portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to shareholders.

Conflicts of Interest

          Central Park Advisers and Para Advisors, or their respective affiliates, provide or may provide investment advisory and other services to various entities. Central Park Advisers and Para Advisors or their respective affiliates, and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by Central Park Advisers, Para Advisors and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, Central Park Advisers and Para Advisors and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

          There also may be circumstances under which Central Park Advisers or Para Advisors will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which Central Park Advisers or Para Advisors will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          Central Park Advisers or its affiliates may have or obtain an interest in other accounts managed by Para Advisors ("Para Advisors Accounts") on terms different than an interest in the Fund. The Para Advisors Accounts may charge fees and may be subject to incentive fees that are lower than the fees to which the Fund is subject.

Activities of the Adviser, Central Park Advisers and Para Advisors

          Each of the Adviser, Central Park Advisers and Para Advisors and any agent appointed by any of them to perform any services for the Fund, shall devote so much of their time and personnel to the affairs of the Fund as may reasonably be required to perform their obligations under the Trust Agreement, any other agreement they may have with the Fund or each other or as the conduct of the business of the Fund shall reasonably require. No affiliates shall be obligated to do or perform any act or thing in connection with the business of the Fund not expressly set forth herein. The Adviser, Central Park Advisers and Para Advisors are not restricted from engaging in any type of activity with any person whatsoever, except as may be required under the Trust Agreement.

USE OF PROCEEDS

          The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after the closing of the offering. The Adviser's Incentive Fee will initially be measured from the commencement of the Fund's operations. The Fund will pay organizational and offering expenses of approximately $[_____] from the proceeds of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

          The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk, by pursuing a variety of investment strategies. These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed debt investing and special situation strategies), relative value strategies and capital structure arbitrage strategies. The Fund may also trade and invest in fundamentally undervalued securities by employing long-biased strategies. At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed. Additionally, the Adviser may add other investment strategies at its discretion. The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Mr. Ned Sadaka, the Fund's principal portfolio manager, having aggregate net assets as of October 31, 2006 of approximately $920 million.

          Additional information about the Fund's principal investment policies and strategies, and the types of investments that are expected to be made by the Fund, is provided below. The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the investors, if the Board believes doing so would be consistent with the Fund's investment objective of achieving capital appreciation.

          No assurance can be given that any or all investment strategies will be successful or that the Fund will achieve its investment objective.

Principal Strategies

          Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition, and focus on earning excess return through the purchase or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. The Fund expects that it will employ principally merger arbitrage, distressed investing and special situation strategies.

          Merger arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

          Distressed debt investing is investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, have filed for bankruptcy or appear likely to do so in the near future.

          Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. These strategies seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of these situations.

          Relative value strategies seek to identify and exploit spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies focus on generating profits resulting from the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

          Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another. The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or a pair of issuers. These strategies seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. The Adviser may seek to purchase the undervalued security and sell the overvalued security, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

          Long-Biased Strategies seek to identify securities that the Adviser believes are undervalued by the marketplace and generally involve buying a security expecting its price to increase. The Fund may utilize a variety of techniques to identify securities the Adviser believes are trading at prices below their fundamental value.

Investment Activities and Techniques

          The Fund may consider engaging in the following investment activities and techniques when pursuing one or more of the principal strategies mentioned above, and any other investment strategy the Adviser may seek to employ at its discretion. Such activities and techniques have certain inherent business risks associated with them. See "Risk Factors."

          Undervalued securities. The Fund will seek to take advantage of opportunities that it believes would result in earning advantageous returns through investing in the securities of companies that the Adviser believes are relatively undervalued due to poor financial or operating performance or of which the companies' financial strength is not recognized or reflected in the market price of such securities, have been subject to downturns in such companies' economic sectors, which the Adviser believes may be reversed in the relatively near term, or have been subject to exaggerated market fluctuations and conditions that the Adviser believes do not reflect fundamental changes (real or perceived) in such companies' financial health. The goal of the Fund in such investments is to seek to identify and invest in securities that have strong potential for increases in value, and in certain cases to seek to participate through its investments in the restructuring and recovery of financially distressed companies.

          Overvalued securities. The Fund also may sell short such securities that it believes are relatively overvalued. The Adviser will analyze such factors as company debt levels, aggressive accounting practices, potential fraud, unrealistic growth or earnings projections on the part of analysts or shareholders, competitive pressures within a company's industry, and fundamental economic changes that may adversely affect a company's growth and profitability. The Adviser believes that there may be opportunities at certain times in creating positions that involve long and short positions in the securities of the same issuer. For example, the Adviser intends to identify situations in which the Fund may purchase or sell a debt security, against which it may simultaneously sell or purchase an equity security of the same issuer. The Adviser believes that such paired transactions may, in certain circumstances, significantly reduce the volatility of such investments.

          Bankrupt and troubled companies. The Fund may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. It is anticipated that certain of such securities may not be widely traded and that the Fund's position in such securities may be substantial in relation to the market for the securities. These types of securities require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser and its affiliates on behalf of the Fund. See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

          Trade claims and bank debt. The Fund may purchase trade receivables of financially distressed companies (i.e., the claims of trade creditors against the issuer for the payment of money in respect of goods or services provided to the company). Typically, such claims are unsecured and non-interest bearing. The Fund will seek to acquire such claims at a discount, normally through privately negotiated transactions with the creditor, with the expectation of receiving a greater amount pursuant to a judicially approved plan of liquidation or reorganization, from a resale of the claim to another shareholder or from an exchange of the claim for securities issued by the reorganized debtor.

          The Fund may also seek to make investments in the secured and other senior debt of financially troubled companies as well as in subordinated debt and preferred stock of such companies. Investments in secured and other senior debt are protected by various types of legal safeguards and a secured debt holder typically receives both the largest distributions (as a percent of their claims) in a bankruptcy proceeding as well as the most valuable consideration (usually consisting of cash or senior secured debt). Senior unsecured debt ranks prior to all subordinated claims in a bankruptcy proceeding and typically is required to be paid in full before any of the issuing company's subordinated debt is paid at all.

          Medium and lower rated corporate debt securities. The Fund may seek to invest in corporate debt securities that are rated in the medium to lowest rating categories by Standard & Poor's ("S&P") and Moody's Investor Services, Inc. ("Moody's"), both of which are nationally recognized statistical rating organizations. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security with respect to these securities appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of such securities over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. Substantial risks may be involved in investing in such securities.

          Short sales. The Fund may, but is not obligated to, sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          Selling securities short involves selling securities that the Fund does not own. To make delivery to its purchaser, the Fund must borrow securities from a third party lender. The Fund will subsequently return the borrowed securities to the lender by delivering to the lender the securities it receives in the transaction or by purchasing securities in the market. The Fund generally would pledge cash with the lender equal to the market price of the borrowed securities. This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities. During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities. In exchange, in addition to lending the securities, the lender may pay the Fund a fee for the use of the Fund cash. This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors. Short-selling activities in the United States are subject to restrictions imposed by the United States securities laws and various stock exchanges and option exchanges on which the Fund may in the future become a member or be admitted to trading privileges. Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale. See "Risk Factors—Short Selling," above.

          Convertible securities arbitrage. The Fund may, from time to time, seek to engage in convertible securities arbitrage transactions, which involve investing in the convertible securities of companies and then selling short common stock as a hedge. Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-linked instruments traded in this strategy. The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option. An example of a convertible securities arbitrage transaction would be the purchase of a convertible security and an offsetting short sale of the underlying security to take advantage of a price differential in the two securities.

          Liquidations. From time to time, companies announce that they intend to pursue a plan of liquidation, under which all or substantially all of the assets of the company to be liquidated are to be sold, with the proceeds of sales ultimately to be distributed to the stockholders of the company. There may be several liquidating distributions in connection with a particular liquidation. In the case of liquidation proposals, the market value of the assets of the company to be liquidated is evaluated and a determination made of the likelihood that the transaction will occur. If the Adviser believes that the assets of the company to be liquidated are worth more than the market price of the company's publicly traded securities, and the Adviser believes that there is a substantial likelihood that the liquidation will occur, the Fund may seek to invest in the securities of the company to be liquidated in the expectation of profiting from the differential between the cost of the securities purchased and the amount of the liquidating distributions (less any commission and fees). See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

          Recapitalization and share repurchase programs. The Fund may also take positions in the securities of companies that are embarking on a recapitalization or share repurchase program. Based on research, the Adviser may determine that the value of particular securities of a company will increase or decrease as the result of the recapitalization or share repurchase program and, thus, the Fund may seek to take a position in the securities that are affected by a recapitalization or share repurchase program.

          New issues. The Fund may invest in equity securities purchased in initial public offerings.

          Exchange-Traded Funds. Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold short by the Fund. An ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

          Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

          Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

          Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Derivatives

          The Fund is authorized, but is not required, to use financial instruments, known as derivatives, to attempt to hedge portfolio risk, for cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset.

          The Fund may buy or sell put or call options on securities or indexes of securities. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value. The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

          The Fund may attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities and, from time to time, may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date) or currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Certain Portfolio Securities and Other Operating Policies—Foreign Securities" and "Special Investment Techniques—Derivatives" in the SAI.

Borrowing; Using Leverage

          The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See "Risk Factors—Leverage; Borrowing."

Defensive Measures

          The Fund, from time to time, may take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

Other

          The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. The Fund also may lend portfolio securities. If entered into, the income earned from these practices can be used to offset the Fund's expenses. The Fund does not intend to use these practices in a manner that would adversely affect its ability to achieve its investment objective. Repurchase agreements and stock lending involve certain risks that are described in the SAI. The Fund may purchase securities of companies worldwide.

PERFORMANCE INFORMATION

          The Fund has no operating history. Appendix B to this prospectus contains investment performance information for other accounts that are managed by Para Advisors using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. The information is provided to illustrate the experience and historic investment results obtained by Para Advisors. It should not be viewed as indicative of the future investment performance of the Fund.

          Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

General

          The Fund's Board provides broad oversight over the affairs of the Fund.

          The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Trustees, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement will be available in the Fund's semi-annual report to shareholders for the semi-annual period ending June 30, 2007.

          The offices of the Adviser are located at 12 East 49th Street, New York, New York 10017. The Adviser is a joint venture between Central Park Advisers and Para Advisors. The Adviser employs the Fund's Portfolio Manager to provide day-to-day management of the Fund's investment portfolio, and employs Central Park Advisers' personnel to oversee the Portfolio Manager's activities.

          Central Park Advisers, a newly organized investment adviser registered under the Advisers Act, is an independent investment advisory firm specializing in the development of alternative investment strategies. Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau through their controlling interests in Central Park Group, LLC, Central Park Advisers and its affiliates structure innovative investments managed by leading private equity, hedge fund, real estate and fund-of-funds sponsors.

          Para Advisors, a registered investment adviser under the Advisers Act, is controlled by Mr. Ned Sadaka through his ownership interest in Para Advisors. Para Advisors commenced investment activities as a registered investment adviser in January 2006, and is the successor to Para Inc. Para Advisors, together with its predecessor Para Inc. and their affiliates, have collectively provided investment advisory services to investment partnerships and other client accounts, including collective investment vehicles, using event-driven strategies since 1991, and, as of October 31, 2006, had approximately $925 million of assets under management. Under the supervision of Mr. Sadaka, Para Advisors or its affiliates manages several client accounts with investment strategies substantially similar to those of the Fund, having aggregate net assets as of October 31, 2006 of approximately $920 million.

Portfolio Management

          Mr. Sadaka will be the Fund's Portfolio Manager. As Portfolio Manager, Mr. Sadaka will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sadaka is responsible for, and authorized to manage, the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

          Mr. Sadaka has served as President and Manager of Para Advisors since Para Advisors commenced operations as a registered investment adviser in January 2006. Prior to that, he founded Para Inc., and oversaw the management of private funds managed by Para Inc. or its affiliates since 1986. Mr. Sadaka received an M.B.A. from the University of Chicago Graduate School of Business, an M.S. from Stanford University and a B.S. from the University of Manchester.

          The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of Shares in the Fund.

Manager and Asset-Based Fee

          The Manager provides management and administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

          The Fund will pay a monthly fee to the Manager for management and administrative services at an annual rate of 2.00% of the Fund's average monthly net assets. The overall amount payable by the Fund and its shareholders, consisting of the Asset-Based Fee and the Incentive Fee, will be higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies. The Manager will pay a portion of the Asset-Based Fee to Para Advisors.

Incentive Fee

          In addition to the Asset-Based Fee paid to the Manager, the Adviser will be paid Incentive Fees in an amount generally equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

          The Fund accrues the Incentive Fee monthly based on the Fund's investment performance. The Fund's net asset value is reduced or increased to reflect these calculations. Accordingly, the repurchase price received by an investor whose shares are repurchased in a tender offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been paid. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.

          Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal period. The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers since the date of the end of the prior fiscal period, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of such repurchase (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

          If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable. If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis. Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss. However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends or distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

          Very few investment advisers to registered investment companies receive an Incentive Fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds.

          The calculation of the Incentive Fee involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

Other Expenses of the Fund

          The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	fees of independent Trustees and the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Manager or the Trustees;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

          The Fund will reimburse the Adviser and the Manager for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

          [_______________________], performs certain administration, accounting and shareholder services for the Fund. In consideration for these services, the Fund pays [_______] based on the average net assets of the Fund, and will reimburse [_______] for out-of-pocket expenses.

           [____________], [an affiliate of __________], acts as custodian for the Fund's assets.

SHAREHOLDER QUALIFICATIONS

          Shares in the Fund are offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in Central Park Advisers' investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign a shareholder certification before you may invest. If your shareholder certification is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted. A form of shareholder certification is included as Appendix A to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Transfer

          The Fund is not expected to be listed on a national stock exchange. No public market exists for Shares, and none is expected to develop. As a result, liquidity will be provided to investors principally through limited repurchase offers at times determined by the Board.

Repurchases of Shares

          The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law. In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from its shareholders in June 2008 and, thereafter, twice each year, in June and December. The Trustees also will consider the following factors, among others, in making such determination:

•	whether any shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof; and

•	the condition of the securities markets.

          The Board will determine that the Fund repurchase Shares or portions thereof from shareholders pursuant to written tenders only on terms they determine to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable. When the Board determines that the Fund will repurchase Shares in the Fund or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Share in the Fund from the Adviser during such period.

          The Trust Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request to tender all its Shares for repurchase by the Fund have not been repurchased within a period of two years of such request.

Determination of Repurchase Price

          The repurchase price payable in respect of repurchased Shares will be equal to the value of the Share's net asset value on the effective date of repurchase. The Fund's net asset value per Share may change substantially in a short time, and such changes may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees. The Fund's net asset value may change materially between the date a tender offer is sent or otherwise transmitted to shareholders and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Limited Liquidity."

Payment

          Repurchases of Shares or portions thereof from shareholders by the Fund may be made, in part or in whole, for cash or for securities of equivalent value, as determined in the discretion of the Board, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares or portions thereof from shareholders. Payment of the purchase price for Shares tendered and accepted for purchase will be made promptly (within five business days) after the last day of the month in which the tender offer expires (the "calculation date") in cash and/or securities valued at net asset value and distributed to tendering shareholders on a pari passu basis, and a promissory note referred to below.

          Generally, payment will consist of cash (the "initial payment") in an aggregate value equal to at least 95% of the estimated net asset value of the Shares tendered determined as of the calculation date, and, second, a promissory note that will bear no interest (unless otherwise approved by the Board) and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Shares tendered as of the calculation date over (b) the initial payment. The note would be issued promptly after the calculation date and would be payable generally no later than 30 days after such calculation date. The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes.

          Shareholders would incur expenses in connection with disposing of any securities distributed by the Fund and would be subject to market risk in respect of these securities until the shareholder disposes of them. Before redeeming any securities in-kind, the Fund would consider the fairness of this practice to remaining shareholders.

          A shareholder who tenders its Shares for repurchase generally will have a taxable event.

Consequences of Repurchase Offers

          Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

          Conducting repurchase offers at other than fiscal year end may require the Fund to pay the Adviser a portion of its Incentive Fee accrued through the date of repurchase where, if such repurchase offer had not occurred, the Adviser might not have been eligible to receive an Incentive Fee for the entire fiscal year. Conversely, if at the time of a repurchase offer the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to Shareholders with the result that the Adviser will be in a better position to eventually earn an Incentive Fee.

          Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE

          The Fund will compute its net asset value as of the close of business of each "fiscal period" (as defined under "Management of the Fund—Incentive Fee") in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

          Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value. If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request that the Board, or a committee thereof, instead value the security at fair value. In any such situation, the Board, or a committee thereof, will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments will also affect the amount of the Asset-Based Fee and Incentive Fee. See "Risk Factors—Incentive Fee." All fair value determinations by the Adviser are subject to ratification by the Board.

          Expenses of the Fund, including the Asset-Based Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value. See "Risk Factors—Incentive Fee."

DESCRIPTION OF SHARES

General

          The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

          All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements), when available, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers. See "Risk Factors—Limited Liquidity."

          In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

          The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% tax on the undistributed amounts.

          Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund Shares.

          When you sell Shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. However, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

          The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund. Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

          The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

PLAN OF DISTRIBUTION

General

          [___________] acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors. The Distributor intends to compensate the Distributor's financial advisors, as well as third-party securities dealers and other financial industry professionals, in connection with the sale and distribution of Shares.

          The Manager or its affiliates, in the Manager's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer. Additionally, the Manager or its affiliates intend to pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed interests in the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Manager may reasonably request. Servicing compensation will generally be paid on at least a quarterly basis and will not exceed an annual rate of 0.25% of the amount of client assets being serviced (the "Servicing Compensation").

          Distribution compensation to be paid to underwriters and related persons in connection with the offering, including the sales load, together with any Servicing Compensation and any amounts payable in reimbursement of the Distributor's counsel fees related to the offering, will not exceed in the aggregate 9% of the gross proceeds of the Shares sold.

          Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

          The shareholder's purchase amount will be deposited into an escrow account set up at [______] for the benefit of the shareholders. See "Plan of Distribution." The purchase amount will be released from the escrow account once the shareholder's order is accepted, and the interest borne on the amount while in escrow will be credited to the shareholder's brokerage account.

          The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, the Manager, Para Advisors, [_____], and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

          The Distributor's principal business address is [_____________________].

Purchase Terms

          Sales of Shares will be made only to Qualified Investors who have completed and returned a shareholder certification form (included as Appendix A to this prospectus), and whose shareholder certification has been accepted, before a Closing Date. Shareholders may pay to the Distributor a sales load of up to 2%. The amount of the sales load to which a shareholder will be subject will be determined by the shareholder and its broker-dealer, subject to a maximum of 2%. Generally, the stated minimum investment is Shares with an initial value of at least $100,000. The investment minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee). The Fund may vary the investment minimum from time to time.

Additional Sales

          From time to time, the Fund may sell additional Shares to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $25,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDEND REINVESTMENT PLAN

          The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares may vary in amount depending on investment income received and expenses of operation.

          Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See "Taxes."

          The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

          An automatic reinvestment plan will be available for any shareholder who wishes to purchase additional Shares using dividends and/or capital gain distributions paid by the Fund. Investors may elect to:

•	reinvest 100% of both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

          A shareholder's dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

          Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to participate in the reinvestment plan by indicating that choice on the Investor Certification attached to this prospectus as Appendix A. Shareholders are free to change their election at any time by contacting the Administrator or by contacting their broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

          The Fund reserves the right to suspend an automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

          The Fund is a newly formed Delaware statutory trust organized as a non-diversified closed-end management investment company registered under the Investment Company Act. The Fund was formed under the name Central Park Group Multi-Event Fund on November 21, 2006 and has no operating history. The Fund's address is c/o Central Park Advisers, LLC, 12 East 49th Street, New York, New York 10017.

TABLE OF CONTENTS OF THE SAI

Page

Additional Investment Policies
Repurchases and Transfers of Shares
Trustees
Code of Ethics
Proxy Voting Policies and Procedures
Investment Advisory Services; Administration Services
Conflicts of Interest
Tax Aspects
Brokerage
Independent Registered Public Accounting Firm and Legal Counsel
Custodian	1 6 6 9 9 11 13 15 17 18 19

Appendix A

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A CENTRAL PARK GROUP MULTI-EVENT FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND. Please promptly return completed, executed Investor Certification (either (1) to the Fund c/o [Central Park Advisers, LLC] via Fax: (212) __________ OR Mail: [Central Park Advisers, LLC] 12 East 49th Street, New York, NY 10017, or (2) to [__________], the Fund's Administrator,] via Fax: (___) __________ OR Mail: __________, [address]. Generally, this Investor Certification must be received by the 24th of the month in order to invest in the Fund's next monthly closing.

CENTRAL PARK GROUP MULTI-EVENT FUND INVESTOR CERTIFICATE

This certificate relates to Central Park Group Multi-Event Fund (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the "Management of the Fund - Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers" provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; and B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, Central Park Para Management, L.L.C., ________________, the Trustees, or any of their affiliates, (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT PLAN

I understand that if I do not check either of the following two choices, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:

|_|	I do not wish to participate in the Fund's reinvestment plan (all dividends and capital gains distributions will be paid in cash)

|_|	Reinvest only capital gains distributions (and receive dividends in cash)

ELECTRONIC DELIVERY

|_|	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: ________________________

Your consent will apply to ALL Fund-related documents. In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters. Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception. If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document. The Fund will use the e-mail address that is in its records. Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change. You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund. If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice. The Fund does not impose any additional charge for electronic delivery.

|_|	Please check this box if this is an additional investment in the Fund.

Account Number: |_||_||_||_||_||_||_||_||_| SSN/Tax ID Number |_||_| |_||_||_||_| |_| |_|_|	SIGNATURE REQUIRED	Shareholder Signature: ________________ Date: __________ Print Shareholder Name: __________________ Print Broker-Dealer Firm Name: ___________ Broker-Dealer Telephone #: _______________

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

Appendix B

COMPOSITE PERFORMANCE INFORMATION

          Para Advisors LLC ("Para Advisors") employs an investment program for Central Park Group Multi-Event Fund (the "Fund") that is substantially the same as the investment program that it employs in managing various other investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Accounts"). The personnel of Para Advisors who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.

          Because of the similarity of investment programs, as a general matter, Para Advisors will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Para Advisors for the Other Accounts. Para Advisors will evaluate for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts will differ. See "Conflicts of Interest."

          THE FOLLOWING TABLES SET FORTH COMPOSITE MONTHLY PERFORMANCE INFORMATION OF THE OTHER ACCOUNTS AND VARIOUS INDICES FOR THE PERIODS INDICATED. THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER ACCOUNTS. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF EACH OF THE OTHER ACCOUNTS.

          ACCORDINGLY, HAD THE OTHER ACCOUNTS' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE OTHER ACCOUNTS' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS. UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS' PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

COMPOSITE PERFORMANCE INFORMATION
OF OTHER ACCOUNTS AND VARIOUS INDICES
AS OF [_______________], 2006

ANNUAL RETURNS

               1991    1992    1993    1994    1995   1996   1997   1998   1999   2000   2001   2002   2003    2004   2005    2006
               ----    ----    ----    ----    ----   ----   ----   ----   ----   ----   ----   ----   ----    ----   ----    ----
OTHER
ACCOUNTS(1)
S&P 500(2,3)
[OTHER
INDICES.(2,4)

AVERAGE ANNUAL TOTAL RETURNS

                                             AVERAGE ANNUAL
                                              TOTAL RETURNS          STANDARD
                                           SINCE INCEPTION(5)      DEVIATION(6)

           OTHER ACCOUNTS(1)
           S&P 500(2,3)
           [OTHER INDICES].(2,4)

(1) These tables present the investment performance of the Other Accounts. The information contained in these tables was prepared by Para Advisors based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts.

(b) The Other Accounts' returns take into account each Other Account's actual fees and expenses.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts. The Fund's fees and expenses may be higher than those of each of the Other Accounts.

(c) [DESCRIPTION OF NUMBER OF ACCOUNTS COMPRISING THE OTHER ACCOUNTS]. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) Does not reflect fees or expenses of any kind.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) [Description of other indices.]

(5) Returns and Risk numbers are measured from [DESCRIPTION OF ACCOUNT COMMENCEMENT] on [DATE].

(6) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Accounts. Past performance is not indicative of future results or performance of any account managed by Para Advisors, or of the Fund. There is no guarantee that the Fund will achieve its investment objective.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated November 29, 2006

STATEMENT OF ADDITIONAL INFORMATION

CENTRAL PARK GROUP MULTI-EVENT FUND

12 East 49th Street
14th Floor
New York, NY 10017
(212) 317-9200

_________________

__________, _______

_________________

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Central Park Group Multi-Event Fund (the "Fund"), dated __________, 2006. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

Page

ADDITIONAL INVESTMENT POLICIES
REPURCHASES AND TRANSFERS OF INTERESTS
TRUSTEES
CODE OF ETHICS
PROXY VOTING POLICIES AND PROCEDURES
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES
CONFLICTS OF INTEREST
TAX ASPECTS
BROKERAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
CUSTODIAN	1 6 6 9 9 11 13 15 17 18 19

ADDITIONAL INVESTMENT POLICIES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

          The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Shares"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is the less. The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

          With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act (among other reasons, to the extent they are not "covered" or assets are not "segregated" in respect of the portion, within the meaning of the Investment Company Act) include: short sales, certain options, futures, and forward and swap contracts.

          The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Shares.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities

                        General.        The Fund may invest in securities of foreign issuers. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors—Investments in Foreign Securities."

          The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when Central Park Para Management, L.L.C. (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio. The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Special Investment Techniques."

Money Market Instruments

          The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Special Investment Techniques

          The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

          Derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Options. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. It is the position of the SEC staff that over-the-counter options and the securities used to cover them are illiquid. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

          The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

          A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

          Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Swap Agreements. The Fund may enter into interest rate, equity, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional shareholders for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

          Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

          Call And Put Options On Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Lending Portfolio Securities

          The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' cash collateral. Interest earned may offset, and thus reduce, Fund expenses. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

          To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund intends to commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Other Investments

          The Fund may invest in other securities and instruments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent that such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

          The Fund may repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if:

•	the Shares have been transferred or have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•	ownership of the Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of the Shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

          The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

          No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Manager its authority to consent to transfers of Shares. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder's equity owners in certain circumstances, at the time of purchase has a net worth (with their spouse) of more than $1.5 million or otherwise meets the standard for a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and must be accompanied by a properly completed Shareholder Certification.

          Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

          The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          [___] of the Trustees are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Trustees") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                                                                    Number of
                                                                                   Portfolios
                                                                                     in Fund      Other Trusteeships/
                                Term of Office                                       Complex     Directorships Held by
Name, Age, Address and          and Length of        Principal Occupation(s)        Overseen     Trustee Outside Fund
Position(s) with Fund            Time Served           During Past 5 Years         by Trustee           Complex
------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
   [TO COME]                        Term--                                              1
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------

                                    Term--                                              1
                                  Indefinite
                                 Length--since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                    Term--                                              1
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                                  INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                    Term--                                              1
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                            OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------

                                    Term--                                             N/A
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                    Term--                                             N/A
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                    Term--                                             N/A
                                  Indefinite
                                 Length--Since
                                Fund Formation
------------------------------ ----------------- --------------------------------- ------------ ------------------------

1 The Fund Complex does not include any other funds.

          The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days' prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

          The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are __________ and __________, constituting all of the Independent Trustees of the Fund. ________ currently is the Chairman of the Audit Committee. The function of the Audit Committee, pursuant to its adopted written charter, is (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund's independent auditors and review the independent auditors' qualifications and independence and the performance of the independent auditors.

          The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to __________, legal counsel for the Independent Trustees, at _________________, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

          As of _________, 2006, none of the Trustees own Shares. As of ________, 2006, [none of the Independent Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.]

Compensation

                                                                                   Total Compensation from Fund and
                                                                                     Fund Complex** Paid to Board
                                                                                                Members
                                                   Aggregate Compensation            For the Calendar Year Ending
Name and Position with Fund                            from the Fund *                    December 31, 2006*
---------------------------                        ----------------------          --------------------------------

____________________                                       $[____]                                N/A
Trustee

____________________                                       $[____]                                N/A
Trustee

____________________                                       $[____]                                N/A
Trustee

* Estimated for the fiscal year ending December 31, 2007.

** The Fund Complex does not include any other funds.

          The Independent Trustees are each be paid by the Fund an annual retainer of $[____], per meeting fees of $[___], and $[___] in the case of telephonic meetings. In addition, the chairman of the Audit Committee will receive an additional annual fee of $____. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

          The Adviser has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Para Advisors LLC ("Para Advisors"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines"). The Voting Guidelines provide as follows:

•	In voting proxies, Para Advisors is guided by general fiduciary principles. Para Advisors' goal is to act prudently, solely in the best interest of the Fund.

•	Para Advisors attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	Para Advisors, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

          Para Advisors applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between Para Advisors' interests and those of its clients before voting proxies on behalf of such clients. Para Advisors relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	Para Advisors' employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of Para Advisors with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of Para Advisors' business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of Para Advisors to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Para Advisors' decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Para Advisors shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, Para Advisors may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, such designated persons will work with appropriate personnel of Para Advisors to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund's Board of Trustees and obtaining the consent from the Fund's Board of Trustees before voting;

•	suggesting to the Fund that it engage another party on behalf of the Fund to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	Para Advisors shall maintain a written record of the method used to resolve a material conflict of interest.

          Information regarding how Para Advisors (and thus the Adviser) voted the Para Advisors' proxies related to the Fund's portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

          The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the "Investment Advisory Agreement"). The Investment Advisory Agreement was initially approved on _________, 2006.

          The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Para Advisors. Central Park Advisers is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund. Para Advisors provides the Adviser with use of and access to such of research, facilities and personnel as the Adviser requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund. The offices of the Adviser are located at 12 East 49th Street, 14th Floor, New York, New York 10017, and its telephone number is (212) 317-9200. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 12 East 49th Street, 14th Floor, New York, New York 10017.

          The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

          Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund's full Board and by the Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on __________, 2006, and also was approved on such date by the then sole shareholder of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

          The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Portfolio Management

          The Fund's portfolio manager, Mr. Ned Sedaka (the "Portfolio Manager") manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).

          The Portfolio Manager's goal is to provide high quality investment services to all of its clients, including the Fund. Para Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

          Potential conflicts of interest may arise because of the Portfolio Manager's management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Para Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

          Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions of behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

          All accounts managed by Para Advisors are currently charged identical performance fees. Additionally, all Para accounts are also charged asset-based management fees, some of which may differ from the fees charged hereunder. A potential conflict of interest could arise if Para Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager's compensation.

           The Portfolio Manager's compensation is comprised of a fixed annual salary and an annual supplemental distribution paid by Para Advisors and not by the Fund. Because the Portfolio Manager is the majority equity owner of Para Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Para Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Para Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.

          The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Manager and estimated assets under management in those accounts, as of October 31, 2006. All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

          Ned Sadaka

  Registered Investment Companies            Pooled Accounts                      Other Accounts

   Number of                           Number of                         Number of
    Accounts       Assets Managed       Accounts      Assets Managed      Accounts         Assets Managed
   ---------       --------------      ---------      --------------     ---------         --------------

       0                 N/A               4            $580 million         5              $345 million

          The Portfolio Manager does not beneficially own any interests in the Fund.

CONFLICTS OF INTEREST

Central Park Advisers

          Central Park Advisers will manage the assets of registered investment companies, private investment funds and other accounts (collectively, "Central Park Advisers Clients"). The Fund has no interest in these activities. Central Park Advisers and its officers or employees who assist Central Park Advisers in its oversight of the Adviser may be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and Central Park Advisers Clients. Central Park Advisers and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Para Advisors

          Para Advisors, Ned Sadaka, and certain other investment professionals who are principals of or employed by Para Advisors or its affiliates (collectively with Para Advisors, the "Para Advisors Managers") carry on or in the future may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("Para Advisors Accounts"). The Fund has no interest in these activities. Para Advisors and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Para Advisors Accounts. Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          A shareholder who can meet the investment conditions imposed by Para Advisors could also invest directly with Para Advisors. These conditions include investment minimums that are considerably higher than the Fund's stated minimum investment. By investing in the Fund, a shareholder who would meet such conditions may bear a higher asset-based fee by investing in the Fund than if it invested directly with Para Advisors.

Participation in Investment Opportunities

          The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by the Para Advisors Managers for some of the Para Advisors Accounts. Accordingly, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Para Advisors Managers for the Para Advisors Accounts. There may be, however, circumstances under which the Para Advisors Managers will cause one or more Para Advisors Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the Para Advisors Managers will consider participation by the Para Advisors Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. Para Advisors is not obligated to consider for the Fund every investment opportunity considered for Para Advisors Accounts.

          The Adviser will evaluate for the Fund, and it is anticipated that the Para Advisors Managers will evaluate for each Para Advisors Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Para Advisors Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Para Advisors Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Para Advisors Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the Para Advisors Accounts. Accordingly, prospective shareholders should note that the future performance of the Fund and the Para Advisors Accounts will vary.

          When the Adviser and the Para Advisors Managers determine that it would be appropriate for the Fund and one or more Para Advisors Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Para Advisors believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Para Advisors Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Para Advisors Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Para Advisors Managers for the Para Advisors Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the Para Advisors Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the Para Advisors Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Para Advisors Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of Central Park Advisers or Para Advisors, or by the Para Advisors Managers for the Para Advisors Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

          Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a Para Advisors Account to sell, or the Fund to sell and a Para Advisors Account to purchase, the same security or instrument on the same day.

          Future investment activities of Central Park Advisers or Para Advisors, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

          The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) to its shareholders each taxable year. If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after an investor's purchase of Shares may have the effect of reducing the aggregate net asset value of the Shares below the cost of the investment. Such a dividend or distribution would be a return of capital, taxable as stated in the Fund's prospectus. In addition, the Code provides that if a shareholder holds Shares for six months or less and has received a capital gain distribution with respect to such Shares, any loss incurred on the sale of such Shares will be treated as long term capital loss to the extent of the capital gain distribution received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

          Gain or loss, if any, realized by the Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long term capital gain or loss and 40% short term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

          If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

          If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

          Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

          Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

BROKERAGE

          The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities ordinarily will be purchased through brokers on securities exchanges or directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio instruments through brokers involve a commission to the broker. Purchases of portfolio securities from dealers serving as market makers include the spread between the bid and the asked price. In placing portfolio transactions, the Adviser and its affiliates may take into account a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research services furnished by brokers may include: written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services; and discussions with research personnel. The Adviser is authorized to pay higher prices for the purchase of securities from, or accept lower prices for the sale of securities to, brokerage firms that provide the Adviser with such investment and research information or to pay higher commissions to such firms if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser or its affiliates in performing services for the Fund. Since commission rates in the United States are negotiable, selecting brokers on the basis of considerations that are not limited to applicable commission rates may at times result in higher transaction costs than would otherwise be obtainable.

          The Adviser will have the option to use "soft dollars" generated by the Fund to pay for certain types of these research and brokerage services, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), to investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term "soft dollars" refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).

          The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.

          In addition, the use of brokerage commissions to obtain investment research services and to pay for the administrative costs and expenses of the Adviser may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products and services that are not exclusively for the benefit of the Fund and that may be primarily or exclusively for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including management fees paid by the Fund), the Adviser's use of "soft dollars" would tend to increase the Adviser's profitability. In addition, the availability of these non monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

           [________________] serves as the independent registered public accounting firm of the Fund. Its principal business address is [_____________________________________].

          Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

          Akin Gump Strauss Hauer & Feld LLP, New York, New York, acts as legal counsel to Para Advisors.

CUSTODIAN

          [__________________] (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [_________________].

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements:
Part A: Financial Highlights (not applicable) Part B: [To come]

2.	Exhibits:

a.	(1) Certificate of Trust* (2) Agreement and Declaration of Trust**

b.	By-Laws**

c.	Not Applicable.

d.	Not Applicable.

e.	Dividend Reinvestment Plan**

f.	Not Applicable.

g.	Investment Advisory Agreement**

h.	Distribution Agreement**

j.	Custody Agreement**

k.	(1) Management and Administration Agreement**
[(2) Administration, Accounting and Investor Services Agreement**]
(3) Escrow Agreement**
(4) Investor Certificate (included as Appendix A to the Fund's prospectus)

l.	Opinion and Consent of Stroock & Stroock & Lavan LLP**

n.	(1) Opinion and Consent of Stroock & Stroock & Lavan LLP** (2) Consent of Independent Registered Public Accounting Firm**

p.	Not Applicable.

r.	Code of Ethics**

s.	Powers of Attorney**

_________________

*	Filed herewith.

**	To be filed by Amendment.

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:*

Registration fees
Legal fees
NASD fees
Blue Sky fees
Accounting fees
Printing
Miscellaneous

          Total

_________________

*     To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant: None.

Item 29. Number of Holders of Securities as of ________, 2006:**

Title of Class	Number of Recordholders

_________________

**     To be completed by amendment.

Item 30. Indemnification:

          Reference is made to Section 5.2 of the Registrant's Agreement and Declaration of Trust (the "Declaration of Trust"), to be filed as Exhibit (a)(2) hereto, and to Paragraph 8 of the Registrant's Investment Advisory Agreement ("Investment Advisory Agreement"), to be filed as Exhibit (g) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

          The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser:

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. ________), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

          [____________], the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at [_______________]. The other required books and records are maintained by Central Park Para Management, LLC, 12 East 49th Street, New York, New York 10017.

Item 33. Management Services: Not Applicable.

Item 34. Undertakings:

          I.    The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.	The Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.	The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of November 2006.

CENTRAL PARK GROUP MULTI-EVENT FUND By: /s/ Mitchell A. Tanzman Mitchell A. Tanzman Authorized Person

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 29, 2006.

Name /s/ Mitchell A. Tanzman Mitchell A. Tanzman	Title Principal Executive Officer, Principal Accounting Officer and Trustee

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

a.	(1) Certificate of Trust